                                 COMMON STOCK
                               ($0.10 Par Value)

                                ---------------
                                O.I.CORPORATION
                                ---------------

             INCORPORATED UNDER THE LAWS OF THE STATE OF OKLAHOMA

         NUMBER                                                 SHARES

        OU-

THIS CERTIFICATE IS TRANSFERABLE                           CUSIP 670841 10 5
     IN NEW YORK, NEW YORK                              SEE REVERSE FOR CERTAIN
                                                              ABBREVIATIONS

This Certifies that




is the owner of


  FULLY PAID AND NON-ASSESSABLE SHARES, OF THE PAR VALUE OF $0.10 PER SHARE,
                            OF THE COMMON STOCK OF

     O.I. CORPORATION (herein called the "Corporation") transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:


/s/ JANE A. SMITH                                    /s/ WILLIAM W. BOTTS

JANE A. SMITH, SECRETARY                            WILLIAM W. BOTTS, PRESIDENT

                               O.I. CORPORATION
                                   CORPORATE
                                     SEAL
                                   OKLAHOMA

                             COUNTERSIGNED AND REGISTERED
                                   AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                (NEW YORK)
                                                   TRANSFER AGENT AND REGISTRAR

                             BY


                                                             AUTHORIZED OFFICER

     The Corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be onstrued as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                          UNIF GIFT MIN ACT - ____________ Custodian __________
TEN ENT - as tenants by the entireties                                         (Cust)                (Minor)
JT TEN  - as joint tenants with right of                                    under Uniform Gofts to Minors
          survivorship and not as tenants                                   Act _____________________________
          in common                                                                      (State)

    Additional abbreviations may also be used though not in the above list.


Form Value Received ______________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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-------------------------------------------------------------------------Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ____________________, 19____.


                                           X___________________________________


                                           X___________________________________


                                           SIGNATURE(S) GUARANTEED BY


NOTICE: THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION
FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE
OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION
OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE
GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A
MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED
STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE
MEDALLION PROGRAM.